EXHIBIT 23.1

                       [PRICEWATERHOUSECOOPERS LETTERHEAD]



                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 8, 2000 relating to the financial statements and financial statement schedules of Pharmaceutical Product Development, Inc., which appears in Pharmaceutical Product Development, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999.




                                         /s/ PricewaterhouseCoopers LLP
                                         ---------------------------------
                                          PricewaterhouseCoopers LLP

Raleigh, North Carolina
March 30, 2000